Executed in
                                                                100 Counterparts
                                                                of which this is
                                                             Counterpart No. ___






================================================================================


                               IDAHO POWER COMPANY

                                       TO

                              BANKERS TRUST COMPANY

                                       AND

                                  STANLEY BURG,

                     As Trustees under its Mortgage and Deed
                      of Trust dated as of October 1, 1937.

                                 ---------------

                       Thirty-sixth Supplemental Indenture
             providing among other things for Bonds of MTN Series D
                           Dated as of October 1, 2001


================================================================================

                               TABLE OF CONTENTS/1/

                                                                            Page

Parties and Recitals..........................................................1
Granting Clause and Property Description......................................5

                 ARTICLE I Description of Bonds of MTN Series D

Section 1. General terms and redemption provisions...........................14
Section 2. Exchange and transfers of Bonds...................................15
Section 3. Form of Bonds.....................................................16
Section 4. Temporary Bonds...................................................16

                    ARTICLE II Issue of Bonds of MTN Series D

Section 5. Issue of Bonds....................................................16

                              ARTICLE III Covenants

Section 6. Application of Original Indenture.................................16
Section 7. Lawful ownership..................................................17
Section 8. Annual certificate as to defaults.................................17

                       ARTICLE IV Amendments to Indenture

Section 9. Amendment to Article XVIII........................................17
Section 10. Amendment to Sections 3 and 7....................................23

                             ARTICLE V The Trustees

Acceptance of trust..........................................................23
Recitals deemed made by the Company..........................................23

                       ARTICLE VI Miscellaneous Provisions

Meanings of terms............................................................23
Ratification and Confirmation................................................23
Counterparts.................................................................23
Testimonium..................................................................24
Signatures and seals.........................................................24
Acknowledgments..............................................................26
Affidavits...................................................................29


------------------------
/1/ This table of contents shall not have any bearing upon the interpretation of this Supplemental Indenture.

     SUPPLEMENTAL INDENTURE, dated as of the first day of September, 2001 made and entered into by and between IDAHO POWER COMPANY, a corporation of the State of Idaho (successor by merger to Idaho Power Company, a corporation of the State of Maine, hereinafter sometimes called the "Maine Company"), whose address is 1221 West Idaho Street, Boise, Idaho 83702-5627 (hereinafter sometimes called the "Company"), party of the first part, and BANKERS TRUST COMPANY, a corporation of the State of New York whose post office address is Four Albany Street, New York, N.Y. 10006 (hereinafter sometimes called the "Corporate Trustee"), and Stanley Burg (hereinafter sometimes called the "Individual Trustee"), parties of the second part (the Corporate Trustee and the Individual Trustee being hereinafter together sometimes called the "Trustees"), as Trustees under the Mortgage and Deed of Trust dated as of October 1, 1937 hereinafter referred to; and

     WHEREAS, the Maine Company has heretofore executed and delivered to the Trustees its Mortgage and Deed of Trust (hereinafter sometimes referred to as the "Original Indenture"), dated as of October 1, 1937, to secure the payment both of the principal of and interest and premium, if any, on all Bonds at any time issued and outstanding thereunder and to declare the terms and conditions upon which Bonds are to be issued thereunder; and

     WHEREAS, the Maine Company was merged into the Company on June 30, 1989;
and

     WHEREAS, in order to evidence the succession of the Company to the Maine Company and the assumption by the Company of the covenants and conditions of the Maine Company in the Bonds and in the Original Indenture, as supplemented, contained, and to enable the Company to have and exercise the powers and rights of the Maine Company under the Original Indenture, as supplemented, in accordance with the terms thereof, the Company executed and delivered to the Trustees a Twenty-eighth Supplemental Indenture, dated as of June 30, 1989 (which supplemental indenture is hereinafter sometimes called the "Twenty-eighth Supplemental Indenture"); and

     WHEREAS, said Twenty-eighth Supplemental Indenture was recorded in the records of the County of Elko, Nevada; the Counties of Baker, Grant, Harney, Malheur, Union and Wallowa, Oregon; the Counties of Ada, Adams, Bannock, Bear Lake, Bingham, Blaine, Boise, Bonneville, Butte, Camas, Canyon, Caribou, Cassia, Clark, Elmore, Gem, Gooding, Idaho, Jefferson, Jerome, Lemhi, Lincoln, Minidoka, Oneida, Owyhee, Payette, Power, Twin Falls, Valley and Washington, Idaho; the Counties of Lincoln and Sweetwater, Wyoming; and with the Secretary of State of Montana; and

     WHEREAS, in accordance with the terms of the Original Indenture the Maine Company or the Company has executed and delivered to the Trustees the following supplemental indentures in addition to the Twenty-eighth Supplemental Indenture:

       Designation                                           Dated as of
First Supplemental Indenture                             July 1, 1939
Second Supplemental Indenture                            November 15, 1943
Third Supplemental Indenture                             February 1, 1947
Fourth Supplemental Indenture                            May 1, 1948
Fifth Supplemental Indenture                             November 1, 1949
Sixth Supplemental Indenture                             October 1, 1951
Seventh Supplemental Indenture                           January 1, 1957
Eighth Supplemental Indenture                            July 15, 1957
Ninth Supplemental Indenture                             November 15, 1957
Tenth Supplemental Indenture                             April 1, 1958
Eleventh Supplemental Indenture                          October 15, 1958
Twelfth Supplemental Indenture                           May 15, 1959
Thirteenth Supplemental Indenture                        November 15, 1960
Fourteenth Supplemental Indenture                        November 1, 1961
Fifteenth Supplemental Indenture                         September 15, 1964
Sixteenth Supplemental Indenture                         April 1, 1966
Seventeenth Supplemental Indenture                       October 1, 1966
Eighteenth Supplemental Indenture                        September 1, 1972
Nineteenth Supplemental Indenture                        January 15, 1974
Twentieth Supplemental Indenture                         August 1, 1974
Twenty-first Supplemental Indenture                      October 15, 1974
Twenty-second Supplemental Indenture                     November 15, 1976
Twenty-third Supplemental Indenture                      August 15, 1978
Twenty-fourth Supplemental Indenture                     September 1, 1979
Twenty-fifth Supplemental Indenture                      November 1, 1981
Twenty-sixth Supplemental Indenture                      May 1, 1982
Twenty-seventh Supplemental Indenture                    May 1, 1986
Twenty-ninth Supplemental Indenture                      January 1, 1990
Thirtieth Supplemental Indenture                         January 1, 1991
Thirty-first Supplemental Indenture                      August 15, 1991
Thirty-second Supplemental Indenture                     March 15, 1992
Thirty-third Supplemental Indenture                      April 1, 1993
Thirty-fourth Supplemental Indenture                     December 1, 1993
Thirty-fifth Supplemental Indenture                      November 1, 2000

each of which is supplemental to the Original Indenture (the Original Indenture and all indentures supplemental thereto together being hereinafter sometimes referred to as the "Indenture"); and

     WHEREAS, the Original Indenture and said Supplemental Indentures (except said Fifteenth Supplemental Indenture) have each been recorded in the records of the County of Elko, Nevada; the Counties of Baker, Grant, Harney, Malheur, Union and Wallowa, Oregon; the Counties of Ada, Adams, Bannock, Bear Lake, Bingham, Blaine, Boise, Bonneville, Butte, Camas, Canyon, Caribou, Cassia, Clark, Elmore, Gem, Gooding, Idaho, Jefferson, Jerome,

Lemhi, Lincoln, Minidoka, Oneida, Owyhee, Payette, Power, Twin Falls, Valley and Washington, Idaho; the Counties of Lincoln and Sweetwater, Wyoming; and with the Secretary of State of Montana; and

     WHEREAS, the Maine Company or the Company has heretofore issued Bonds, under and in accordance with the terms of the Indenture in the following series and aggregate principal amounts:

                                                         Principal    Principal
                    Series                                Amount       Amount
                                                          Issued     Outstanding
3-3/4% Series due 1967                                 $18,000,000   None
3-1/8% Series due 1973                                 18,000,000    None
2-3/4% Series due 1977                                 5,000,000     None
3% Series due 1978                                     10,000,000    None
2-3/4% Series due 1979                                 12,000,000    None
3-1/4% Series due 1981                                 15,000,000    None
4-1/2% Series due 1987                                 20,000,000    None
4-3/4% Series due 1987                                 15,000,000    None
4% Series due April 1988                               10,000,000    None
4-1/2% Series due October 1988                         15,000,000    None
5% Series due 1989                                     15,000,000    None
4-7/8% Series due 1990                                 15,000,000    None
4-1/2% Series due 1991                                 10,000,000    None
5-1/4% Series due 1996                                 20,000,000    None
6-1/8% Series due 1996                                 30,000,000    None
7-3/4% Series due 2002                                 30,000,000    None
8-3/8% Series due 2004                                 35,000,000    None
10% Series due 2004                                    50,000,000    None
8-1/2% Series due 2006                                 30,000,000    None
9% Series due 2008                                     60,000,000    None
10-1/4% Series due 2003                                62,000,000    None
First Mortgage Bonds, 1984 Series                      10,100,000    None
16.10% Series due 1991-1992                            50,000,000    None
Pollution Control Series A                             49,800,000    49,800,000
8.65% Series due 2000                                  80,000,000    None
9.50% Series due 2021                                  75,000,000    75,000,000
9.52% Series due 2031                                  25,000,000    None
8% Series due 2004                                     50,000,000    50,000,000
8 3/4% Series due 2027                                 50,000,000    50,000,000
Secured Medium-Term Notes, Series A                    190,000,000   160,000,000
Secured Medium-Term Notes, Series B                    197,000,000   197,000,000
Secured Medium-Term Notes, Series C                    200,000,000   200,000,000

which bonds are hereinafter sometimes called bonds of the First through Thirty-second Series; and

     WHEREAS, the Company, in accordance with the provisions of the Indenture and pursuant to appropriate resolutions of its Board of Directors, has duly determined to make, execute and deliver to the Trustees this Thirty-sixth Supplemental Indenture for the purposes herein provided, including the issuance of a Thirty-third Series of Bonds under the Indenture, in the aggregate principal amount of up to Two hundred Million Dollars ($200,000,000), to be designated as "First Mortgage Bonds, Secured Medium-Term Notes, Series D" (herein sometimes called the "Bonds of MTN Series D"); and

     WHEREAS, in the Twenty-third Supplemental Indenture, the Company reserved the right, without any consent or other action by bondholders of bonds of the 2008 Series, or of any subsequent series, to amend the Indenture in certain respects; and

     WHEREAS, no bonds issued prior to the 2008 Series remain outstanding, and the Company has determined to exercise its right to amend the Indenture as provided in the Twenty-third Supplemental Indenture; and

     WHEREAS, it is also now desired, for the purpose of more effectually carrying out the purposes of the Original Indenture, to confirm specifically the subjection to the lien thereof and of the Indenture of the certain property acquired by the Company in addition to the property specifically described in the Original Indenture and in said First, Second, Third, Fourth, Fifth, Sixth, Seventh, Ninth, Tenth, Eleventh, Twelfth, Thirteenth, Fourteenth, Sixteenth, Seventeenth, Eighteenth, Nineteenth, Twenty-first, Twenty-second, Twenty-third, Twenty-fourth, Twenty-fifth, Twenty-sixth, Twenty-seventh, Twenty-eighth, Twenty-ninth, Thirtieth, Thirty-first, Thirty-second, Thirty-third, Thirty-fourth and Thirty-fifth Supplemental Indentures; and

     WHEREAS, all things necessary to make said Bonds of MTN Series D, when duly authenticated by the Corporate Trustee and issued by the Company, valid and legally binding obligations of the Company and to make the Original Indenture, as heretofore supplemented and as supplemented hereby, a valid and legally binding instrument for the security thereof, have been performed, and the execution and delivery of this Thirty-sixth Supplemental Indenture and the issue of said Bonds as in this Thirty-sixth Supplemental Indenture provided have been in all respects duly authorized:

     NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     That in consideration of the premises and of One Dollar to it duly paid by the Trustees at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, and in order to secure the payment both of the principal of and interest and premium, if any, on all Bonds at any time issued and outstanding under the Indenture, according to their tenor and effect, and the performance of all the provisions of the Indenture and of said Bonds, the Company has duly executed and delivered to the Trustees this Thirty-sixth Supplemental Indenture and has granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed and by these presents does grant, bargain, sell, release, convey, assign, transfer, mortgage, pledge, set over and confirm unto Stanley Burg and (to the extent of its legal capacity to hold the same for the purposes hereof) unto Bankers Trust Company, as Trustees as aforesaid, and to their successor or successors in said trust, and to them and their successors, heirs and assigns forever, all property, whether real, personal or mixed (except any hereinafter expressly excepted), and wheresoever situated, acquired since the date of said Original Indenture by and now or hereafter owned by the Company including the following described properties, rights and interests in property (in addition to all other properties heretofore subjected to the lien of the Indenture and not heretofore released from the lien thereof)--that is to say:

                       PROPERTIES ACQUIRED OR CONSTRUCTED

GENERATING PLANTS

Swan Falls Hydro                                      Ada County, Idaho
Milner Hydro Project                                  Twin Falls County, Idaho

(1) The Company's 50% share of the North Valmy #2 Steam Plant, located in Humbolt County, Nevada

(2) Cascade Dam Power Development located on North Fork Payette River in Valley County, Idaho

111 - The Company's 50% share of the North Valmy plant located in Humboldt County, Nevada

11H - The fifth unit of the Brownlee Power Plant located in Adams County, on the Snake River

TRANSMISSION LINES & SYSTEMS

909 Imnaha-Divide Creek   (20.23) Miles 230 IV (sold)   Wallowa County, Oregon

219 Gem-Caldwell          0.03 Miles added 69KV         Canyon County, Idaho
236 Evergreen Tap         0.02 Miles added 69KV         Adams County, Idaho
453 Gowen Tap             1.99 Miles 138KV              Ada County, Idaho
456 HP-Eagle Tap          2.54 Miles 138KV              Ada County, Idaho
459 Locust-Blackcat       7.01 Miles 138KV              Ada County, Idaho

172 - EastgateRusset      2.12 miles 138 Kv line        Twin Falls County, Idaho

169 - Pioneer Transmission Line Regulating Station      Bingham County, Idaho
170 - Milner 138KV Transmission Line                    Cassia County, Idaho
171 - Caldwell/Homedale - 3.5 Miles 69KV Line SSI       Canyon County, Idaho

167 - Hazelton A CSPP Protection & Relay Facility       Jerome County, Idaho

168 - Portneuf 138 KV Tap - consisting of 5 miles of single circuit 138 KV transmission line from the Freemont-Terry line of Portneuf substation, all located in Bannock County, Idaho

165 - Midpoint/Silver/Wood River 138 Kv line - consisting of approximately 69 miles of 138 Kv single and two pole transmission line between the Midpoint Substation, the Silver Substation and the Wood River Substation, located in Lincoln and Blaine Counties, Idaho

166 - Hewlett-Packard 138 Kv Tap - consisting of approximately .82 miles of single pole 138 Kv line from structure #21 of the Locust Tap line to the Hewlett-Packard Substation, all located in Ada County, Idaho

--------------------------------------------------------------------------------
158 - Midpoint, 500 Kv yard                               Jerome County, Idaho
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
159 - Mitchell Butte CSPP,
      Protection & Relay Facility                         Malheur County, Oregon
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
160 - Magic Reservoir CSPP, Protection & Relay Facility   Blaine County, Idaho
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
161 - Bypass CSPP, Protection & Relay Facility            Jerome County, Idaho
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
162 - Dietrich Drop CSPP, Protection & Relay Facility     Lincoln County, Idaho
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
163 - Bypass CSPP, 138 Kv Tap - consisting of approximately 100' of 138 Kv transmission line connecting Bypass CSPP with Idaho Power Company's line 443, all in Jerome County, Idaho

164 - Dietrich Drop CSPP, 69 Kv Tap - consisting of approximately one mile of 69 Kv transmission line connecting Dietrich Drop CSPP with Idaho Power Company's line 128, all in Lincoln County, Idaho

-------------------------- ---------------------------- ------------------------
154 - Lucky Peak           138 Kv Switchyard            Ada County, Idaho
-------------------------- ---------------------------- ------------------------

-------------------------- ---------------------------- ------------------------
155 - Meg                  69 Kv Regulator Station      Owyhee County, Idaho
-------------------------- ---------------------------- ------------------------

156 - Lucky Peak 138 Kv line - consisting of approximately 4.5 miles of double circuit 138 Kv transmission line from a point on the Boise Bench - Lower Malad 138 Kv line to the Lucky Peak Power Plant, all located in Ada County, Idaho

157 - Mountain Home Air Base Tap - consisting of 1.35 miles of 138 Kv single pole and 4.98 miles of 139 Kv H-Frame transmission line to supply Mountain Home Air Force Base, all located in Elmore County, Idaho

150 - Pocatello/Inkom Junction 46 Kv line - consisting of 9.8 miles which connects Idaho Power Company's line 126 (Pocatello - Halliday Jct - City Limits 46 Kv) with line 164 (Mink Creek Loop 46 Kv) and line 122 (Inkom Jct - Idaho Portland Cement Co.), all located in Bannock County, Idaho

-------------------------- ---------------------------- ------------------------
151 - Schaffner CSPP       Protection & Relay Facility  Lemhi County, Idaho
-------------------------- ---------------------------- ------------------------

-------------------------- ---------------------------- ------------------------
152 - Crystal Springs CSPP Protection & Relay Facility  Twin Falls County, Idaho
-------------------------- ---------------------------- ------------------------

153 - Schaffner CSPP 69 Kv Tap - consisting of approximately 2900' if transmission line connecting Schaffner CSPP with Idaho Power Company's line 238, all in Lemhi County, Idaho

-------------------------- ---------------------------- ------------------------
147 - Phosphate CSPP       Protection & Relay Facility  Power County, Idaho
-------------------------- ---------------------------- ------------------------

148 - Boise Cascade Cogeneration 69 Kv Tap - An 800 foot long 69 Kv transmission line tap from the existing Boise Cascade 69 Kv "sawmill" tap line to the Boise Cascade 15 MVA Cogeneration Project Substation, all in Gem County, Idaho

149 - Eagle Picher - 69 Kv Tap to Hope Sub - A 69 Kv tap line to the Hope
      Substation, all in Malheur County, Oregon

-------------------------- ---------------------------- ------------------------
139 - Evergreen CSPP       Protection & Relay Facility  Adams County, Idaho
-------------------------- ---------------------------- ------------------------
140 - Cedar Draw CSPP      Protection & Relay Facility  Twin Falls County, Idaho
-------------------------- ---------------------------- ------------------------
141 - Rock Creek CSPP      Protection & Relay Facility  Twin Falls County, Idaho
-------------------------- ---------------------------- ------------------------
142 - Dunaway CSPP         Protection & Relay Facility  Malheur County, Idaho
-------------------------- ---------------------------- ------------------------
143 - Owyhee Dam CSPP      Protection & Relay Facility  Malheur County, Idaho
-------------------------- ---------------------------- ------------------------
144 - Boise Cascade CSPP   Protection & Relay Facility  Gem County, Idaho
-------------------------- ---------------------------- ------------------------
145 - Pigeon Cove CSPP     Protection & Relay Facility  Twin Falls County, Idaho
-------------------------- ---------------------------- ------------------------
146 - Low Line Canal CSPP  Protection & Relay Facility  Twin Falls County, Idaho
-------------------------- ---------------------------- ------------------------

16E - Cedar Draw 46 Kv Tap - A 69 Kv tap line operating at 46 Kv starting at the Thousand Springs-Twin Falls 46 Kv line and running 2.0 miles north to the Cedar Draw CSPP Plant all in Twin Falls County, Idaho

16F - Pigeon Cove 46 Kv tap - A 69 Kv tap line operating at 46 Kv starting at the Cedar Draw 46 Kv Tap and running 3.04 miles east to the Pigeon Cove CSPP Plant all in Twin Falls County, Idaho

6C  - Evergreen 69 Kv Tap - A 69 Kv tap line starting at the Council-New
      Meadows 69 Kv line and running .25 miles west to the Evergreen CSPP Plant all in Adams County, Idaho

19B - Low Line Canal 46 Kv Tap - A 69 Kv tap line operating at 46 Kv starting at the Artesian 46 Kv line and running 4.4 miles west to the Low Line Canal CSPP Plant all in Twin Falls County, Idaho

3B  - Micron 138 Kv Loop - A 138 Kv loop staring at the Boise Bench-Lower Malad
      138 Kv loop. This loop will run .5 miles into the new Micron Technology Substation and .5 miles back to the existing line

138 - Rock Creek 46 Kv Tap - A 69 Kv tap line starting at the Thousand
      Springs-Twin Falls 46 Kv line and running 3.8 miles north to the Rock Creek Small Power Production Plant all in Twin Falls County, Idaho

137 - Lemhi - New Lemhi Substation 69 Kv line: A 69 Kv line starting at the existing Lemhi Substation and running easterly for approximately 1/3 mile to the New Lemhi Substation, all in Lemhi County, Idaho

132 - Boise Bench: Construction of new dispatch center located in Ada County,
      Idaho

133 - The Kinport-Borah 345 Kv Line: a 345 Kv Line starting at the Kinport
      Substation in Power County running westerly approximately 27.3 miles to a point near Midpoint Substation located in Jerome County, all in Idaho

134 - Silver-Hailey 138 Kv: A 138 Kv Line starting at Hailey Substation in
      Blaine County running 22 miles in a southeasterly direction to the proposed Silver Substation in Blaine County, all in Idaho

135 - Cliff/Hunt-Eastgate Substation: A 138 Kv Line, it originates as a tap off of Cliff-Hunt in Jerome County running southwesterly approximately 8.3 miles to Eastgate Substation in Twin Falls County, all in Idaho

136 - Boise Bench-Cloverdale 230 Kv Line: A 230 Kv Line beginning at intersection of Overland and Union Pacific Railroad tracks in Ada County running west, northwesterly approximately 7.7 miles to Cloverdale Substation in Ada County, all in Idaho

130 - The Borah-Midpoint 500 Kv line; a 500 Kv line starting at a point near the Borah transmission station in Power County, running in a westerly direction 85 miles through Power, Blaine, Minidoka and Jerome Counties, to the Midpoint transmission station in Jerome County, all in Idaho

131 - The west side of the Rock Springs-Jim Bridger-Dave Johnson Loop. The
      Company's 1/3 share of said loop, starting at the Jim Bridger Switchyard running south 8.34 miles to a location called Point of Rocks, all in Sweetwater County, Wyoming

122 - The Peterson-Tendoy 69 Kv Line; a 69 Kv line starting at the Tendoy
      Station in Lemhi County, Idaho, running 34.3 miles in an easterly direction to the Peterson Station in Beaverhead County, Montana

123 - The Midpoint-Hunt 345 Kv Line, a 345 Kv line starting at a point near the
      Hunt Station in Jerome County running 17.8 miles in a northwest direction to the Midpoint Station located in Jerome County, all in Idaho

124 - The Victory Substation Tap, a 138 Kv tap of 2.4 miles connecting to the existing Mora-Cloverdale Line at the intersection of Cloverdale and Victory Roads running in an easterly direction to the intersection of Victory and Maple Grove Roads then in a northerly direction to the Victory Substation site all in Ada County, Idaho

125 - The Midpoint-Hailey 138 Kv Line (Midpoint-Notch Butte Section), a 138 Kv line starting at a point near the Midpoint Station running in a westerly direction 1.2 miles then in a southerly direction .5 miles to the Notch Butte Substation all in Jerome County, Idaho

126 - The Rockford-Haven 138 Kv Line, a 138 Kv line starting at the Rockford
      Substation running in a northerly direction 3.5 miles to the new Haven Substation all located in Bingham County, Idaho

127 - The Midpoint-Twin Falls 138 Kv Line (Midpoint-Hydra Section), a 138 Kv line starting at the Midpoint Station in Jerome County running in a southwesterly direction 12.8 miles to a pont on the existing Twin Falls Tap #1-Hydra 138 Kv Line (near the Hydra Substation) in Jerome County, Idaho

128 - The Aiken Sub to American Potato 138 Kv Line, a 138 Kv line starting at the Aiken Substation running 2.6 miles in a southeasterly direction to the American Potato plant all in Bingham County, Idaho

129 - The Blackfoot Sub-Blackfoot Tap 161 Kv Loop, a 161 Kv line starting at the Blackfoot Substation running 2.6 miles in a southeasterly direction to tap on the Don-Goshen 161 Kv Line all in Bingham County, Idaho

119 - The Payette Substation 138 Kv Loop-In, a .33 mile tap to connect the
      Payette Substation to the Emmett-Ontario 138 Kv Line near Payette, in Payette County, Idaho

120 - The Nelson Substation Tap, a 1 mile tap to connect the Nelson Substation to the Ontario-Quartz 138 Kv Line near Durkee, in Baker County, Idaho

121 - The Peterson Transmission Station located near Metlen, in Beaverhead
      County, Montana

114 - The Idaho Section of the Oreana-Hunt 345 Kv Line - a line approximately
      57 miles in length starting at the Hunt Transmission Station in Jerome County, running in a southerly direction through Jerome and Twin Falls Counties, all in Idaho, to a point on the Nevada-Idaho border near Jackpot, Nevada.

115 - The Mill Sub Tap, a .8 mile tap to connect the Mill Sub to the
      McCall-Emmett 69 Kv Line, located near Cascade, in Valley County, Idaho

116 - The Toponis 138 Kv Tap Line - a 138 Kv tap line starting at the King-Wood
      River 138 Kv Line; running 2.25 miles in an easterly direction to the new Toponis Substation near the City of Gooding, in Gooding County, Idaho

117 - The Locust Sub 138 Kv Tap - a 138 Kv tap line starting at the corner of
      Ustick & Cloverdale Roads running 1 mile north and then running west 2 miles to the new Locust Substation at the corner of McMillan and North Locust Grove Roads, between the cities of Boise and Meridian, in Ada County, Idaho

118 - The Twin Falls Sub-Russet Sub 138 Kv Line - a line starting at the Twin
      Falls Substation running 1.8 miles in a southerly direction to the new Russet Substation, all in the City of Twin Falls, Twin Falls County, Idaho

DISTRIBUTION LINES & SYSTEMS

34, 35, 36, 37 and 38 - Branches and extensions of the Company's Distribution Lines and Systems situated in the States of Idaho, Oregon and Nevada

SUBSTATIONS

----------------------------------------- --------------------------------------
Ash Grove Metering Station                Baker County, Oregon
----------------------------------------- --------------------------------------
Vallivue Substation                       Canyon County, Idaho
----------------------------------------- --------------------------------------
Bethel Court Substation                   Ada County, Idaho
----------------------------------------- --------------------------------------

----------------------------------------- --------------------------------------
39 - Gowen Substation                     Ada County, Idaho
----------------------------------------- --------------------------------------
Easton Substation                         Malheur County, Idaho
----------------------------------------- --------------------------------------
Ten Mile Substation                       Ada County, Idaho
----------------------------------------- --------------------------------------

----------------------------------------- --------------------------------------
39 - Black Cat Substation                 Ada County, Idaho
----------------------------------------- --------------------------------------
Hidden Springs Substation                 Ada County, Idaho
----------------------------------------- --------------------------------------
Highland Substation                       Bannock County, Idaho
----------------------------------------- --------------------------------------

----------------------------------------- --------------------------------------
39 - Smiths Ferry Substation              Valley County, Idaho
----------------------------------------- --------------------------------------
Karcher Substation                        Canyon County, Idaho
----------------------------------------- --------------------------------------

----------------------------------------- --------------------------------------
39 - Scott Valley Substation              Valley County, Idaho
----------------------------------------- --------------------------------------

----------------------------------------- --------------------------------------
39 - Dram Substation                      Ada County, Idaho
----------------------------------------- --------------------------------------
Armocost Substation                       Adams County, Idaho
----------------------------------------- --------------------------------------
Bear Track Substation                     Lemhi County, Idaho
----------------------------------------- --------------------------------------

----------------------------------------- --------------------------------------
39 - Rockville Substation                 Malheur County, Oregon
----------------------------------------- --------------------------------------

----------------------------------------- --------------------------------------
39 - Wilder Substation                    Canyon County, Idaho
----------------------------------------- --------------------------------------
Lincoln Substation                        Lincoln County, Idaho
----------------------------------------- --------------------------------------

----------------------------------------- --------------------------------------
39 - Zilog Substation                     Canyon County, Idaho
----------------------------------------- --------------------------------------
Sugar Substation                          Minidoka County, Idaho
----------------------------------------- --------------------------------------

----------------------------------------- --------------------------------------
39 - Portneuf Substation and land         Bannock County, Idaho
----------------------------------------- --------------------------------------
Hill Substation                           Canyon County, Idaho
----------------------------------------- --------------------------------------
Steck Park Substation                     Washington County, Idaho
----------------------------------------- --------------------------------------

----------------------------------------- --------------------------------------
39 - Hewlett-Packard Substation           Ada County, Idaho
----------------------------------------- --------------------------------------
Silver Substation                         Blaine County, Idaho
----------------------------------------- --------------------------------------

----------------------------------------- --------------------------------------
39 - Gary Substation                      Ada County, Idaho
----------------------------------------- --------------------------------------

----------------------------------------- --------------------------------------

39 - Hope Station                         Malheur County, Oregon
----------------------------------------- --------------------------------------
New Plymouth Substation                   Payette County, Idaho
----------------------------------------- --------------------------------------

------------------------- ---------------------------- ------------------------
39 - Biggs CSPP           Protection & Relay Facility  Twin Falls County, Idaho
------------------------- ---------------------------- ------------------------
Black Canyon #3 CSPP      Protection & Relay Facility  Gooding County, Idaho
------------------------- ---------------------------- ------------------------
Birch Creek Trout CSPP    Protection & Relay Facility  Gooding County, Idaho
------------------------- ---------------------------- ------------------------
Koyle CSPP                Protection & Relay Facility  Gooding County, Idaho
------------------------- ---------------------------- ------------------------
North Side Canal CSPP     Protection & Relay Facility  Gooding County, Idaho
------------------------- ---------------------------- ------------------------
Ravenscroft CSPP          Protection & Relay Facility  Gooding County, Idaho
------------------------- ---------------------------- ------------------------
Curry Cattle Co CSPP      Protection & Relay Facility  Twin Falls County, Idaho
------------------------- ---------------------------- ------------------------
Kasel/Witherspoon CSPP    Protection & Relay Facility  Twin Falls County, Idaho
------------------------- ---------------------------- ------------------------
Clear Springs Trout CSPP  Protection & Relay Facility  Twin Falls County, Idaho
------------------------- ---------------------------- ------------------------
Richard Kaster CSPP       Protection & Relay Facility  Twin Falls, County, Idaho
------------------------- ---------------------------- ------------------------

39  - Micron Substation, Ada County, Idaho
      Ampot Substation, Bingham County, Idaho

39  - Lemhi Substation - New Lemhi Substation, Lemhi County, Idaho

39  - Boise Dispatch Center - New Central Division Dispatch Center, Ada County,
      Idaho

39  - The Victory Substation located in Ada County near Boise, Idaho
      The Fairfield Substation located in Camas County near Fairfield, Idaho The Haven Substation located in Bingham County near Rockford, Idaho

39 -  The Locust Substation located in Ada County, near Boise, Idaho

39 - The Aiken Substation located in Bingham County, near Blackfoot, Idaho The Moonstone Substation located in Blaine County, near Hailey, Idaho The Toponis Substation located in Gooding County, near Gooding, Idaho The Payette Substation located in Payette County, near Payette, Idaho The Russet Substation located in Twin Falls County, in Twin Falls, Idaho

The Donnelly Substation located in Valley County, near Donnelly, Idaho

FRANCHISES

None

ALL OTHER LANDS, IMPROVEMENTS, BUILDINGS AND OTHER SUBSTATIONS

------------------------------------------- ------------------------------------
43 - Corporate Headquarters                 Ada County, Idaho
------------------------------------------- ------------------------------------
43 - CHQ Parking - Peterson Property Purch  Ada County, Idaho
------------------------------------------- ------------------------------------
43 - Nyssa District Office                  Malheur County, Oregon
------------------------------------------- ------------------------------------
43 - Canyon Operations Center               Canyon County, Idaho
------------------------------------------- ------------------------------------
43 - Emmet Operations Center                Gem County, Idaho
------------------------------------------- ------------------------------------
43 - American Falls District Office         Power County, Idaho
------------------------------------------- ------------------------------------

43 - Hills Canyon Complex                   Baker County, Oregon
                                            and Maintenance Shop & Warehouse
------------------------------------------- ------------------------------------
43 - Homedale Office Land and Building      Owyhee County, Idaho
------------------------------------------- ------------------------------------
43 - Pocatello - Deaton Property            Bannock County, Idaho
------------------------------------------- ------------------------------------
43 - Homedale Crew & Warehouse Facility     Canyon County, Idaho
------------------------------------------- ------------------------------------
43 - Gooding Office Land & Building         Gooding County, Idaho
------------------------------------------- ------------------------------------
43 - Mountain City Office and               Elko County, Idaho
                                            Residence Site
------------------------------------------- ------------------------------------
43 - Firestone Property                     Ada County, Idaho
------------------------------------------- ------------------------------------
     Brookover Property                     Ada County, Idaho
------------------------------------------- ------------------------------------
     Sears Parking Lot                      Ada County, Idaho
------------------------------------------- ------------------------------------
     Shoemaker Property                     Ada County, Idaho
------------------------------------------- ------------------------------------
     New Glenns Ferry Office                Elmore County, Idaho
------------------------------------------- ------------------------------------
     Canyon Operations Center Property      Canyon County, Idaho
------------------------------------------- ------------------------------------
     Emmett Operations Center Property      Gem County, Idaho
------------------------------------------- ------------------------------------
     New Truck Garage,                      Jerome County, Idaho
                                            Jerome Substation
------------------------------------------- ------------------------------------
     Twin Falls Operations Center           Twin Falls County, Idaho
                                            Expansion (land only)
------------------------------------------- ------------------------------------
     Cambridge - Construct Crew Room        Washington County, Idaho
                                            and Warehouse
------------------------------------------- ------------------------------------
43 - Blackfoot Storage Building             Bingham County, Idaho
------------------------------------------- ------------------------------------
     McCall District Office                 Valley County, Idaho
------------------------------------------- ------------------------------------
43 - Hagerman Maintenance Shop -            Gooding County, Idaho
                                            New Hagerman Maintenance Shop
------------------------------------------- ------------------------------------
     Mini - Cassia Service Center -         Minidoka County, Idaho
                                            New Mini-Cassia Service Center
------------------------------------------- ------------------------------------
43 - The Boise Division Office located      Ada County, Idaho
                                            in Boise
------------------------------------------- ------------------------------------
     The addition to the Pocatello Service  Bannock County, Idaho
       Center,                              known as the B-Mart property in
                                            Pocatello
------------------------------------------- ------------------------------------
43 - The Company's Hailey Warehouse located Blaine County, Idaho in Hailey
------------------------------------------- ------------------------------------
     The Company's New Mountain Home Office Elmore County, Idaho
                                            located in Mountain Home
------------------------------------------- ------------------------------------
     The Company's McCall Storage Garage    Valley County, Idaho
------------------------------------------- ------------------------------------
     The Company's Salmon Office            Lemhi County, Idaho
------------------------------------------- ------------------------------------

     All other property, whether real, personal or mixed (except any hereinafter expressly excepted), and wheresoever situated, acquired since the date of said Original Indenture by and now or hereafter owned by the Company.

     TOGETHER with all and singular the tenements, hereditaments and appurtenances belonging or in any wise appertaining to the aforesaid property or any part thereof, with the reversion and reversions, remainder and remainders, and (subject to the provisions of Section 57 of the Original Indenture) the tolls, rents, revenues, issues, earnings, income, product and profits thereof, and all the estate, right, title and interest and claim whatsoever, at law as well as in equity, which the Company now has or may hereafter acquire in and to the aforesaid property and franchises and every part and parcel thereof.

     It is not intended herein or hereby to include in or subject to the lien of the Indenture, and the granting clauses hereof shall not be deemed to apply to,
(1) any revenues, earnings, rents, issues, income or profits of the mortgaged and pledged property, or any bills, notes or accounts receivable, contracts or choses in action, except to the extent permitted by law in case a completed default specified in Section 65 of the Indenture shall have occurred and be continuing and either or both of the Trustees, or a receiver or trustee, shall have entered upon or taken possession of the mortgaged and pledged property, or
(2) in any case, unless specifically subjected to the lien thereof, any bonds, notes, evidences of indebtedness, shares of stock, or other securities or any cash (except cash deposited with the Corporate Trustee pursuant to any provisions of the Indenture) or any goods, wares, merchandise, equipment or apparatus manufactured or acquired for the purpose of sale or resale in the usual course of business.

     TO HAVE AND TO HOLD all such properties, real, personal and mixed, granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed by the Company as aforesaid, or intended so to be, unto the Individual Trustee and (to the extent of its legal capacity to hold the same for the purposes hereof) unto the Corporate Trustee, and their successors, heirs and assigns forever;

     IN TRUST, NEVERTHELESS, for the same purposes and upon the same terms, trusts and conditions and subject to and with the same provisions and covenants as are set forth in the Original Indenture, as amended or modified by said First, Second, Third, Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, Twelfth, Thirteenth, Fourteenth, Fifteenth, Sixteenth, Seventeenth, Eighteenth, Nineteenth, Twentieth, Twenty-first, Twenty-second, Twenty-third, Twenty-fourth, Twenty-fifth, Twenty-sixth, Twenty-seventh, Twenty-eighth, Twenty-ninth, Thirtieth, Thirty-first, Thirty-second, Thirty-third, Thirty-fourth and Thirty-fifth Supplemental Indentures and this Thirty-sixth Supplemental Indenture.

     And it is hereby covenanted, declared and decreed by and between the parties hereto, for the benefit of those who shall hold the Bonds and interest coupons, or any of them, issued and to be issued under the Indenture, as follows:

                                   ARTICLE I

                      Description of Bonds of MTN Series D

     Section 1. The Thirty-third Series of Bonds to be executed, authenticated and delivered under and secured by the Indenture shall be Bonds of MTN Series D, designated as "First Mortgage Bonds, Secured Medium-Term Notes, Series D" of the Company. The Bonds of MTN Series D shall be executed, authenticated and delivered in accordance with the provisions of, and shall in all respects be subject to, all of the terms, conditions and covenants of the Original Indenture, except insofar as the terms and provisions of the Original Indenture have been or are amended or modified by said First through Thirty-fifth Supplemental Indentures or by this Thirty-sixth Supplemental Indenture. Bonds of MTN Series D shall be issued from time to time in an aggregate principal amount not to exceed $200,000,000, be issued as registered Bonds without coupons in the denominations of $1,000 or in any multiple thereof; each Bond of MTN Series D shall mature on such date not less than nine months nor more than thirty years from date of issue, shall bear interest at such rate or rates (which may be either fixed or variable) and have such other terms and provisions not inconsistent with the Indenture as the Board of Directors may determine in accordance with a resolution filed with the Corporate Trustee and a written order referring to this Thirty-sixth Supplemental Indenture; the principal of and interest on each said Bond to be payable at the office or agency of the Company in the Borough of Manhattan, The City of New York and, at the option of the Company, interest on each said Bond may also be payable at the office of the Company in Boise, Idaho, in such coin or currency of the United States of America as at the time of payment is legal tender for public and private debts. Interest on Bonds of MTN Series D which bear interest at a fixed rate shall be payable semiannually on April 1 and October 1 of each year or on such other dates as set forth in a resolution filed with the Corporate Trustee referring to this Thirty-sixth Supplemental Indenture and at maturity or upon earlier redemption (each an interest payment date). Interest on Bonds of MTN Series D which bear interest at a variable rate shall be payable on the dates (each an interest payment date) set forth in a resolution filed with the Corporate Trustee referring to this Thirty-sixth Supplemental Indenture.

     Notwithstanding the foregoing, so long as there is no existing default in the payment of interest on the Bonds of MTN Series D, all Bonds of MTN Series D authenticated by the Corporate Trustee after the Record Date hereinafter specified for any interest payment date, and prior to such interest payment date (unless the date of first authentication of Bonds of such designated interest rate and maturity is after such Record Date), shall be dated the date of authentication, but shall bear interest from such interest payment date, and the person in whose name any Bond of MTN Series D is registered at the close of business on any Record Date with respect to any interest payment date shall be entitled to receive the interest payable on such interest payment date, notwithstanding the cancellation of such Bond of MTN Series D, upon any transfer or exchange thereof subsequent to the Record Date and on or prior to such interest payment date. If the date of first authentication of the Bonds of MTN Series D of a designated interest rate and maturity is after such Record Date and prior to the corresponding interest payment date, such Bonds shall bear interest from the Original Interest Accrual Date but payment of interest shall commence on the second interest payment date succeeding the Original Interest Accrual Date. "Record Date" for Bonds of MTN Series D which bear interest at a fixed rate shall mean March 15 for interest payable April 1 and September 15 for interest payable

October 1, for Bonds of MTN Series D which bear interest at a fixed rate that is payable on other dates, shall mean the last day of the calendar month preceding such interest payment date if such interest payment date is the fifteenth day of a calendar month and shall mean the fifteenth day of the calendar month preceding such interest payment date if such interest payment date is the first day of a calendar month, as determined by the Board of Directors and set forth in a resolution filed with the Corporate Trustee referring to this Thirty-sixth Supplemental Indenture; and for Bonds of MTN Series D which bear interest at a variable rate, the date 15 calendar days prior to any interest payment date, provided that, interest payable on the maturity date will be payable to the person to whom the principal thereof shall be payable. "Original Interest Accrual Date" with respect to Bonds of MTN Series D of a designated interest rate and maturity shall mean the date of first authentication of Bonds of such designated interest rate and maturity unless a written order filed with the Corporate Trustee on or before such date shall specify another date from which interest shall accrue, in which case "Original Interest Accrual Date" shall mean such other date specified in the written order for Bonds of such designated interest rate and maturity.

     The Bonds of MTN Series D, in definitive form, shall be, at the option of the Company, fully engraved or shall be lithographed or printed on steel engraved borders or shall be partially lithographed or printed and partially engraved on steel borders or shall be printed on safety paper or shall be typewritten.

     The holders of the Bonds of MTN Series D consent that the Company may, but shall not be obligated to, fix a record date for the purpose of determining the holders of Bonds of MTN Series D entitled to consent to any amendment, supplement or waiver. If a record date is fixed, those persons who are holders at such record date (or their duly designated proxies), and only those persons, shall be entitled to consent to such amendment, supplement or waiver or to revoke any consent previously given, whether or not such persons continue to be holders after such record date. No such consent shall be valid or effective for more than 90 days after such record date.

     The Bonds of MTN Series D may be redeemable at the option of the Company (including without limitation redemptions by the application of cash deposited with the Corporate Trustee pursuant to Section 39 of the Indenture) in whole at any time, or in part from time to time, prior to maturity, as provided in
Section 52 of the Indenture, upon giving notice of such redemption by first class mail, postage prepaid, by or on behalf of the Company at least thirty (30) days prior to the date fixed for redemption as the Board of Directors may determine in accordance with a resolution filed with the Corporate Trustee and a written order referring to this Thirty-sixth Supplemental Indenture.

     Section 2. At the option of the registered holder, any Bonds of MTN Series D, upon surrender thereof for cancellation at the office or agency of the Company in the Borough of Manhattan, The City of New York, together with a written instrument of transfer (if so required by the Company or by the Trustees) in form approved by the Company duly executed by the registered holder or by his duly authorized attorney, shall be exchangeable for a like aggregate principal amount and maturity of Bonds of MTN Series D of other authorized denominations. Bonds of MTN Series D may bear such legends as may be necessary to comply with any law or with any rules or regulations made pursuant thereto or with the rules or regulations of any stock exchange or to conform to usage with respect thereto.

     Bonds of MTN Series D shall be transferable at the office or agency of the Company in the Borough of Manhattan, The City of New York.

     Notwithstanding the foregoing provisions of this Section 2, the Company shall not be required to make any transfers or exchanges of Bonds of MTN Series D for a period of fifteen (15) days next preceding any mailing of notice of redemption, and the Company shall not be required to make transfers or exchanges of the principal amount of any Bonds of MTN Series D so called or selected for redemption.

     Section 3. The Bonds of MTN Series D shall be substantially of the tenor and purport recited in the Original Indenture, and the form thereof shall be as established by resolution of the Board of Directors or the Executive Committee of the Board of Directors of the Company, which resolution may provide that any provisions of such form of Bond may appear on the reverse of such form.

     Section 4. Until Bonds of MTN Series D in definitive form are ready for delivery, the Company may execute, and upon its request in writing, the Corporate Trustee shall authenticate and deliver, in lieu thereof, Bonds of MTN Series D in temporary form, as provided in Section 15 of the Original Indenture.

                                   ARTICLE II

                         Issue of Bonds of MTN Series D.

     Section 5. The Bonds of MTN Series D for the aggregate principal amount of up to Two Hundred Million Dollars ($200,000,000) may be executed by the Company and delivered to the Corporate Trustee and shall be authenticated by the Corporate Trustee and delivered to or upon the order or orders of the Company, evidenced by a writing or writings signed by the Company by its President or a Vice President and its Treasurer or an Assistant Treasurer, pursuant to and upon compliance with the provisions of Article V, Article VI or Article VII of the Indenture.

                                  ARTICLE III

                                   Covenants.

                  The Company hereby covenants, warrants and agrees:

     Section 6. That all the terms, conditions, provisos, covenants and provisions contained in the Indenture shall affect and apply to the property hereinabove described and conveyed and to the estate, rights, obligations and duties of the Company and Trustees and the beneficiaries of the trust with respect to said property, and to the Trustees and their successors as trustees of said property, in the same manner and with the same effect as if the said property had been owned by the Company at the time of the execution of the Original Indenture and had been specifically and at length described in and conveyed to the Individual Trustee and (to the extent of its legal capacity to hold the same for the purposes of the Indenture) the Corporate Trustee by the Original Indenture as a part of the property therein stated to be conveyed.

     Section 7. That it is lawfully seized and possessed of all of the mortgaged and pledged property described in the granting clauses of the Indenture, which has not heretofore been released from the lien thereof; that it had or has, at the respective times of execution and delivery of the Original Indenture, the First, Second, Third, Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, Twelfth, Thirteenth, Fourteenth, Fifteenth, Sixteenth, Seventeenth, Eighteenth, Nineteenth, Twentieth, Twenty-first (as corrected by the Twenty-second), Twenty-second, Twenty-third, Twenty-fourth, Twenty-fifth, Twenty-sixth, Twenty-seventh, Twenty-eighth, Twenty-ninth, Thirtieth, Thirty-first, Thirty-second, Thirty-third, Thirty-fourth and Thirty-fifth Supplemental Indentures, and this Thirty-sixth Supplemental Indenture, good right and lawful authority to mortgage and pledge the mortgaged and pledged property described therein, as provided in and by the Indenture; and that such mortgaged and pledged property is, at the actual date of the initial issue of the Bonds of MTN Series D, free and clear of any mortgage, lien, charge or encumbrance thereon or affecting the title thereto (other than excepted encumbrances) prior to the lien of the Indenture, except as set forth in the granting clauses of the Indenture.

     Section 8. That it will deliver to the Corporate Trustee annually, within ninety (90) days after the close of each fiscal year, commencing with the fiscal year 2001, a certificate from the principal executive officer, principal financial officer or principal accounting officer as to his or her knowledge of the Company's compliance with all conditions and covenants under the Indenture. For purposes of this Section 8, such compliance shall be determined without regard to any period of grace or requirement of notice provided under the Indenture.

                                   ARTICLE IV

                             Amendments to Indenture

     Section 9. Article XVIII of the Indenture is amended to read in its entirety as follows:

                                 "ARTICLE XVIII

                      Meetings And Consents Of Bondholders

     SECTION 107. Modifications and alterations of this Indenture and/or of any indenture supplemental hereto and/or of the rights and obligations of the Company and/or of the rights of the holders of bonds and coupons issued hereunder may be made as provided in this Article XVIII.

     SECTION 108. The Corporate Trustee may at any time call a meeting of the bondholders and it shall call such a meeting on written request of the holders of not less than a majority in principal amount of the bonds outstanding hereunder at the time of such request. The Company, pursuant to a resolution of its Board of Directors, may also call a meeting of the bondholders at any time. In each such case the purpose or purposes of such meeting shall be set forth in reasonable detail. In the event of the Corporate Trustee's failing for ten (10) days to call a meeting after being thereunto requested by the bondholders as above set forth, holders of outstanding bonds in the amount above specified in this Section or the Company, pursuant to resolution of its Board of Directors, may call such meeting. Every such meeting called by and at the instance of the Corporate Trustee shall be held in the Borough of Manhattan, The City of New York, or with the written approval of the Company, at any other place in the United States of America, and written notice thereof, stating the place and time thereof and in general terms the business to be submitted, shall be mailed by the Corporate Trustee not less than thirty (30) days before such meeting (a) to each registered holder of bonds then outstanding hereunder addressed to him at his address appearing in the registry books, (b) to each holder of any such bond payable to bearer who shall have filed with the Corporate Trustee at its principal office an address for notices to be addressed to him, and (c) to the Company addressed to it at Boise, Idaho (or at such other address as may be designated by the Company from time to time), and shall be published by the Corporate Trustee once on at least four different days preceding the meeting, in a daily newspaper, printed in the English language, and of general circulation in the Borough of Manhattan, The City of New York (if publication in such a daily newspaper can be obtained upon reasonable terms or otherwise such substitute publication as the Corporate Trustee shall approve), the first publication to be not less than twenty (20) days prior to the date of such meeting; provided, however, that the mailing of such notice to any bondholders shall in no case be a condition precedent to the validity of any action taken at such meeting. If such meeting is called by or at the instance either of the Company or of the bondholders, it shall be held at such place in the United States of America as may be specified in the notice calling such meeting and notice thereof shall be sufficient for all purposes hereof if given by newspaper publication as aforesaid stating the place and time of the meeting and in general terms the business to be submitted. Any meeting of bondholders shall be valid without notice if the holders of all bonds then outstanding hereunder are present in person or by proxy and if the Company and the Corporate Trustee are present by duly authorized representatives, or if notice is waived in writing before or after the meeting by the Company, the holders of all bonds outstanding hereunder and by the Corporate Trustee, or by such of them as are not present in person or by proxy.

     SECTION 109. Officers and nominees of the Corporate Trustee and of the Company and of the Individual Trustee or their or its nominees may attend such meeting, but shall not as such be entitled to vote thereat. Attendance by bondholders may be in person or by proxy. In order that the holder of any bond payable to bearer and his proxy may attend and vote without producing his bond, the Corporate Trustee, with respect to any such meeting, may make and from time to time vary such regulations as it shall think fit for deposit of bonds with
(i) any bank or trust or insurance company, or (ii) any trustee, secretary, administrator or other proper officer of any pension, welfare, hospitalization, or similar fund or funds, or (iii) the United States of America, any Territory thereof, the District of Columbia, any State of the United States, any municipality in any State of the United States or any public instrumentality of the United States, or of any State or of any Territory, or (iv) any other person or corporation satisfactory to the Corporate Trustee, and for the issue to the persons depositing said bonds of certificates by such depositaries entitling the holders thereof to be present and vote at any such meeting and to appoint proxies to represent them and vote for them at any such meeting in the same way as if the persons so present and voting, either personally or by proxy, were the actual bearers of the bonds in respect of which such certificate shall have been issued and any regulations so made shall be binding and effective. A bondholder in any of the foregoing categories may sign such a certificate in his own behalf. In lieu of or in addition to providing for such deposit, the Corporate Trustee may, in its discretion, permit such institutions to issue certificates stating that bonds were exhibited to them, which certificates shall entitle the holders thereof to vote at any meeting only if the bonds with respect to which they are issued are not produced at the meeting by any other person and are not at the time of the meeting registered in the name of any other person. Each such certificate shall state the date on which the bond or bonds in respect of which such certificate shall have been issued were deposited with or exhibited to such institution and the series, maturities and serial numbers of such bonds. A bondholder in any of the foregoing categories may sign such a certificate in his own behalf. In the event that two or more such certificates shall be issued with respect to any bond or bonds, the certificate bearing the latest date or the actual bond shall be recognized and be deemed to supersede any certificate or certificates previously issued with respect to such bond or bonds. If any such meeting shall have been called, under the provisions of Section 108 hereof, by bondholders or by the Company, and the Corporate Trustee shall fail to make regulations as above authorized, then regulations to like effect for such deposit or exhibition of bonds and the issue of certificates by (i) any bank or trust or insurance company, or (ii) any trustee, secretary, administrator or other proper officer of any pension, welfare, hospitalization, or similar fund or funds, or (iii) the United States of America, any Territory thereof, the District of Columbia, any State of the United States, any municipality in any State of the United States or any public instrumentality of the United States, or of any State or of any Territory, shall be similarly binding and effective for all purposes hereof if adopted or approved by the bondholders calling such meeting or by the Board of Directors of the Company, if such meeting shall have been called by the Company, provided that in either such case copies of such regulations shall be filed with the Corporate Trustee. A bondholder in any of the foregoing categories may sign such a certificate in his own behalf.

     SECTION 110. Subject to the restrictions specified in Sections 109 and 113 hereof, any registered holder of bonds outstanding hereunder and any holder of a certificate provided for in Section 109 hereof, shall be entitled in person or by proxy to attend and vote at such meeting as holder of the bonds registered or certified in the name of such holder without producing such bonds. All others seeking to attend or vote at such meeting in person or by proxy must, if required by any authorized representative of the Corporate Trustee or the Company or by any other bondholder, produce the bonds claimed to be owned or represented at such meeting, and everyone seeking to attend or vote shall, if required as aforesaid, produce such further proof of bond ownership or personal identity as shall be satisfactory to the authorized representative of the Corporate Trustee, or if none be present then to the Inspectors of Votes hereinafter provided for. Proxies shall be witnessed or in the alternative may
(a) have the signature guaranteed by a bank or trust company or a registered dealer in securities, (b) be acknowledged before a Notary Public or other officer authorized to take acknowledgments, or (c) have their genuineness otherwise established to the satisfaction of the Inspectors of Votes. All proxies and certificates presented at any meeting shall be delivered to said Inspectors of Votes and filed with the Corporate Trustee.

     SECTION 111. Persons nominated by the Corporate Trustee if it is represented at the meeting shall act as temporary Chairman and Secretary, respectively, of the meeting, but if the Corporate Trustee shall not be represented or shall fail to nominate such persons or if any person so nominated shall not be present, the bondholders present in person or by proxy, shall by a majority vote, elect another person or other persons from those present to act as temporary Chairman and/or Secretary. A permanent Chairman and a permanent Secretary of such meeting shall be elected from those present by the bondholders present in person or by proxy, by a majority vote. The Corporate Trustee, if represented at the meeting, shall appoint two Inspectors of Votes who shall decide as to the right of anyone to vote and shall count all votes cast at such meeting, and who shall make and file with the temporary or permanent Secretary of the meeting their verified written report in duplicate of all such votes so cast at said meeting. If the Corporate Trustee shall not be represented at the meeting or shall fail to nominate such Inspectors of Votes or if either Inspector of Votes fails to attend the meeting, the vacancy shall be filled by appointment by the temporary or permanent Chairman of the meeting.

     SECTION 112. The holders of not less than sixty per centum (60%) in principal amount of the bonds Outstanding hereunder when such meeting is held must be present at such meeting in person or by proxy in order to constitute a quorum for the transaction of business, less than a quorum, however, having power to adjourn.

     SECTION 113. Any modification or alteration of this Indenture and/or of any indenture supplemental hereto and/or of the rights and obligations of the Company and/or the rights of the holders of bonds and/or coupons issued hereunder in any particular may be made at a meeting of bondholders duly convened and held in accordance with the provisions of this Article, but only by resolution duly adopted by the affirmative vote of the holders of sixty per centum (60%) or more in principal amount of the bonds Outstanding hereunder, and, if the rights of one or more, but less than all, series of bonds then Outstanding are to be affected by action taken at such meeting then also by affirmative vote of the holders of at least sixty per centum (60%) in principal amount of each series of bonds so to be affected and Outstanding hereunder, when such meeting is held, and in every case approved by Resolution of the Board of Directors of the Company as hereinafter specified; provided, however, that no such modification or alteration shall, without the consent of the holder of each bond issued hereunder affected thereby, (1) impair or affect the right of such holder to receive payment of the principal of (and premium, if any) and interest on such bond, on or after the respective due dates expressed in such bond, or to institute suit for the enforcement of any such payment on or after such respective dates, or (2) permit the creation of any lien ranking prior to, or on a parity with, the lien of this Indenture with respect to any of the property mortgaged and pledged hereunder, or (3) permit the deprivation of any nonassenting bondholder of the benefit of a lien upon the property mortgaged and pledged hereunder, for the security of his bonds (subject only to the lien of taxes, assessments or governmental charges not then delinquent and to any mortgage or other liens existing upon such property which are prior hereto at the date of the calling of any such bondholders' meeting), or (4) permit the reduction of the percentage required by the provisions of this Section for the taking of any action under this Section with respect to any bond outstanding hereunder. For all purposes of this Article, the Trustees shall be entitled to rely upon an opinion of counsel with respect to the extent, if any, as to which any action taken at such meeting affects the rights under this Indenture or under any indenture supplemental hereto of any holders of bonds then outstanding hereunder.

     Bonds owned and/or held by and/or for account of and/or for the benefit or interest of the Company if challenged by any other bondholder at such meeting and such ownership, benefit or interest is established, shall not be deemed outstanding for the purpose of any vote or of any calculation of outstanding bonds in Article XVI hereof or in this Article provided for.

     SECTION 114. A record in duplicate of the proceedings of each meeting of bondholders shall be prepared by the permanent Secretary of the meeting and shall have attached thereto the original reports of the Inspectors of Votes, and affidavits by one or more persons having knowledge of the facts showing a copy of the notice of the meeting, and showing that said notice was mailed and published as provided in Section 108 hereof. Such record shall be signed and verified by the affidavits of the permanent Chairman and the permanent Secretary of the meeting, and one duplicate thereof shall be delivered to the Company and the other to the Corporate Trustee for preservation by the Corporate Trustee. Any record so signed and verified shall be proof of the matters therein stated, and if such record shall also be signed and verified by the affidavit of a duly authorized representative of the Corporate Trustee, such meeting shall be deemed conclusively to have been duly convened and held and such record shall be conclusive, and any resolution or proceeding stated in such record to have been adopted or taken, shall be deemed conclusively to have been duly adopted or taken by such meeting. A true copy of any resolution adopted by such meeting shall be mailed by the Corporate Trustee to each registered holder of bonds outstanding hereunder, addressed to him at his address appearing on the registry books and to each holder of any such bond payable to bearer who shall have filed with the Corporate Trustee an address for notices, addressed to him at such address, and proof of such mailing by the affidavit of some person having knowledge of the fact shall be filed with the Corporate Trustee, but failure to mail copies of such resolution as aforesaid shall not affect the validity thereof. No such resolution shall be binding until and unless such resolution is approved by Resolution of the Board of Directors of the Company of which such Resolution of approval, if any, it shall be the duty of the Company to file a copy certified by the Secretary or an Assistant Secretary of the Company with the Corporate Trustee, but if such Resolution of the Board of Directors of the Company is adopted and a certified copy thereof is filed with the Corporate Trustee, the resolution so adopted by such meeting shall be deemed conclusively to be binding upon the Company, the Trustees and the holders of all bonds and coupons issued hereunder, at the expiration of sixty (60) days after such filing, except in the event of a final decree of a court of competent jurisdiction setting aside such resolution, or annulling the action taken thereby in a legal action or equitable proceeding for such purposes commenced within such sixty (60) day period; provided, however, that no such resolution of the bondholders, or Resolution of the Company, shall in any manner change or modify or be so construed as to change or modify any of the rights, immunities, or obligations of the Trustees or of either of them without their, its or his written assent thereto.

     SECTION 115. Bonds authenticated and delivered after the date of any bondholders' meeting may bear a notation in form approved by the Corporate Trustee as to the action taken at meetings of bondholders theretofore held, and upon demand of the holder of any bond outstanding at the date of any such meeting and presentation of his bond for the purpose at the principal office of the Corporate Trustee, the Company shall cause suitable notation to be made on such bond by endorsement or otherwise as to any action taken at any meeting of bondholders theretofore held. If the Company or the Corporate Trustee shall so determine, new bonds so modified as in the opinion of the Corporate Trustee and the Board of Directors of the Company to conform to such bondholders' resolution shall be prepared, authenticated and delivered, and upon demand of the holder of any bond then Outstanding and affected thereby shall be exchanged without cost to such bondholder for bonds then Outstanding hereunder upon surrender of such bonds with all unmatured coupons, if any, appertaining thereto. The Company or the Corporate Trustee may require bonds Outstanding to be presented for notation or exchange as aforesaid if either shall see fit to do so. Instruments supplemental to this Indenture embodying any modification or alteration of this Indenture or of any indenture supplemental hereto made at any bondholders' meeting and approved by Resolution of the Board of Directors of the Company, as aforesaid, may be executed by the Trustees and the Company and upon demand of the Corporate Trustee, or if so specified in any resolution adopted by any such bondholders' meeting, shall be executed by the Company and the Trustees.

     SECTION 116. (A) Anything in this Article XVIII contained to the contrary notwithstanding, the Corporate Trustee shall receive the written consent (in any number of instruments of similar tenor executed by bondholders or by their attorneys appointed in writing) of the holders of sixty per centum (60%) or more in principal amount of bonds Outstanding hereunder, and, if the rights of one or more, but less than all, series of bonds then Outstanding are to be affected by action taken pursuant to such consent, then also by consent of the holders of at least sixty per centum (60%) in principal amount of each series of bonds so to be affected and Outstanding hereunder (at the time the last such needed consent is delivered to the Corporate Trustee) in lieu of the holding of a meeting pursuant to this Article XVIII and in lieu of all action at such a meeting and with the same force and effect as a resolution duly adopted in accordance with the provisions of Section 113 hereof.

     (B) Instruments of consent shall be witnessed or in the alternative may (a) have the signature guaranteed by a bank or trust company or a registered dealer in securities, (b) be acknowledged before a Notary Public or other officer authorized to take acknowledgments, or (c) have their genuineness otherwise established to the satisfaction of the Corporate Trustee.

     The amount of bonds payable to bearer, and the series and serial numbers thereof, held by a person executing an instrument of consent (or whose attorney has executed an instrument of consent in his behalf), and the date of his holding the same, may be proved by exhibiting the bonds to and obtaining a certificate executed by (i) any bank or trust or insurance company, or (ii) any trustee, secretary, administrator or other proper officer of any pension, welfare, hospitalization or similar fund or funds, or (iii) the United States of America, any Territory thereof, the District of Columbia, any State of the United States, any municipality in any State of the United States or any public instrumentality of the United States, or of any State or of any Territory, or
(iv) any other person or corporation satisfactory to the Corporate Trustee. A bondholder in any of the foregoing categories may sign a certificate in his own behalf.

     Each such certificate shall be dated and shall state in effect that as of the date thereof a coupon bond or bonds bearing a specified serial number or numbers was deposited with or exhibited to the signer of such certificate. The holding by the person named in any such certificate of any bond specified therein shall presume to continue unless (1) any certificate bearing a later date issued in respect of the same bond shall be produced, (2) the bond specified in such certificate (or any bond or bonds issued in exchange or substitution for such bond) shall be produced by another holder, or (3) the bond specified in such certificate shall be registered as to principal in the name of another holder or shall have been surrendered in exchange for a fully registered bond registered in the name of another holder. The Corporate Trustee may nevertheless in its discretion require further proof in cases where it deems further proof desirable. The ownership of registered bonds shall be proved by the registry books.

     (C) Until such time as the Corporate Trustee shall receive the written consent of the necessary per centum in principal amount of the bonds required by the provisions of subsection (A) above for action contemplated by such consent, any holder of a bond, the serial number of which is shown by the evidence to be included in the bonds the holder of which have consented to such action, may, by filing written notice with the Corporate Trustee at its principal office and upon proof of holding as provided in subsection (B) above, revoke such consent so far as it concerns such bond. Except as aforesaid, any such action taken by the holder of any bond shall be conclusive and binding upon such holder and upon all future holders of such bond (and any bond issued in lieu thereof or exchanged therefor), irrespective of whether or not any notation of such consent is made upon such bond, and in any event any action taken by the holders of the percentage in aggregate principal amount of the bonds specified in subsection
(A) above in connection with such action shall be conclusively binding upon the Company, the Trustees and the holders of all bonds."

     SECTION 10. The words "and verified" are deleted each time they appear in Sections 3 and 7 of the Indenture.

                                   ARTICLE V

                                  The Trustees.

     The Trustees hereby accept the trust hereby declared and provided and agree to perform the same upon the terms and conditions in the Original Indenture, as heretofore supplemented and as supplemented by this Thirty-sixth Supplemental Indenture, and in this Thirty-sixth Supplemental Indenture set forth, and upon the following terms and conditions:

     The Trustees shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Thirty-sixth Supplemental Indenture or the due execution hereof by the Company or for or in respect of the recitals contained herein, all of which recitals are made by the Company only.

                                   ARTICLE VI

                            Miscellaneous Provisions.

     All terms contained in the Thirty-sixth Supplemental Indenture shall, for all purposes hereof, have the meanings given to such terms in Article I of the Original Indenture, as amended by Article IV of the Second Supplemental Indenture.

     Except as hereby expressly amended and supplemented, the Original Indenture heretofore amended and supplemented is in all respects ratified and confirmed, and all the terms and provisions thereof shall be and remain in full force and effect.

     This Thirty-sixth Supplemental Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original; but such counterparts together constitute but one and the same instrument.

     IN WITNESS WHEREOF, Idaho Power Company, party hereto of the first part, caused its corporate name to be hereunto affixed and this instrument to be signed and sealed by its President or a Vice President and its corporate seal to be attested by its Secretary or an Assistant Secretary for and on its behalf, and Bankers Trust Company, one of the parties hereto of the second part, in token of its acceptance of the trust hereby created has caused its corporate name to be hereunto affixed and this instrument to be signed and sealed by a Vice President and its corporate seal to be attested by an Associate and Stanley Burg, one of the parties hereto of the second part, has for all like purposes hereunto set his hand and affixed his seal, each on the date hereinafter acknowledged, as of the day and year first above written.

                                       IDAHO POWER COMPANY


                                       By /s/ Darrel T. Anderson
                                         _______________________________
                                       Darrel T. Anderson
                                       Vice-President - Finance and Treasurer
Attest:


/s/ Robert W. Stahman
_______________________________
Robert W. Stahman
Secretary

Executed, sealed and delivered by
     IDAHO POWER COMPANY
     in the presence of:

/s/ Theresa Kueber
_______________________________


/s/ Diane Duman
_______________________________

                                       BANKERS TRUST COMPANY

                                       By /s/ Carol Ng
                                         _______________________________
                                         Carol Ng
                                         Vice President

Attest:


/s/ Dorothy Robinson
_______________________________

Executed, sealed and delivered by
     BANKERS TRUST COMPANY,
     in the presence of:

/s/ Aman Khanna
_______________________________

/s/ Annie Jaghats
_______________________________


                                         /s/ Stanley Burg
                                         _______________________________[L.S.]
                                                   Stanley Burg


Executed, sealed and delivered by
         STANLEY BURG,
         in the presence of:


/s/ Dusan Stojkovic
_______________________________

/s/ Lina Reznikov
_______________________________

STATE OF IDAHO      )
                    ) ss.:
COUNTY OF ADA       )

          On the 26th day of September, in the year 2001, before me personally came DARREL T. ANDERSON, to me known, who being by me duly sworn did depose and say that he resides at 1677 West Spanish Bay Drive, Eagle, Idaho 83616; that he is the Vice President - Finance and Treasurer of Idaho Power Company, one of the corporations described in and which executed the above instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order; the said DARREL T. ANDERSON, having personally appeared and known to me to be the Vice President - Finance and Treasurer of said corporation that executed the instrument, acknowledged to me that said corporation executed the same.

     IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my official seal the day and year in this certificate first above written.


                                          /s/ Mary Gray
                                          _______________________________
                                          Mary Gray
                                          Notary Public, State of Idaho
Commission Expires July 17, 2004

STATE OF NEW YORK   )
                    ) ss.:
COUNTY OF NEW YORK  )

     On the 21st day of September, in the year 2001, before me personally came Carol Ng, to me known, who being by me duly sworn did depose and say that she resides at 246-23 Van Zandt Avenue, Douglaston, New York 11362; that she is a Vice President of Bankers Trust Company, one of the corporations described in and which executed the above instrument; that she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that she signed her name thereto by like order; the said Carol Ng, having personally appeared and known to me to be a Vice President of said corporation that executed the instrument, acknowledged to me that said corporation executed the same.

     IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my official seal the day and year in this certificate first above written.


                                          /s/ Tracy A. Salzmann
                                          _______________________________
                                          Tracy A. Salzmann
                                          Notary Public, State of New York
                                          Registration No. 01SA6040727
                                          Qualified in New York County
                                          Commission Expires April 24, 2002

STATE OF NEW YORK   )
                    ) ss.:
COUNTY OF NEW YORK  )

     On the 24th day of September, in the year 2001, before me, THERESA E. O'HARA, a Notary Public in and for the State of New York in the County of New York, personally appeared and came STANLEY BURG, to me known and known to me to be the person described in and who executed the within and foregoing instrument and whose name is subscribed thereto and acknowledged to me that he executed the same.

     IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my official seal the day and year in this certificate first above written.

                                          /s/  Theresa E. O'Hara
                                          _______________________________
                                          Notary Public, State of New York
                                          No. 31-4930942
                                          Qualified in New York County
                                          Certificate filed in New York County
                                          Commission Expires May 31, 2002

STATE OF IDAHO      )
                    ) ss.:
COUNTY OF ADA       )

     DARREL T. ANDERSON, being first duly sworn, upon oath, deposes and says: that he is an officer, to wit, the Vice President - Finance and Treasurer of Idaho Power Company, a corporation, the mortgagor described in the foregoing indenture or mortgage, and makes this affidavit on behalf of said Idaho Power Company; that said indenture or mortgage is made in good faith without any design to hinder, delay or defraud creditors, to secure the indebtedness mentioned to be thereby secured.

                                          /s/ Darrel T. Anderson
                                          _______________________________

Subscribed and sworn to before me
this 26th day of September, 2001.

Mary Gray

/s/ Mary Gray
_______________________________
Notary Public, State of Idaho
Commission Expires July 17, 2004

STATE OF NEW YORK   )
                    ) ss.:
COUNTY OF NEW YORK  )

     Carol Ng, being first duly sworn, upon oath, deposes and says: that she is an officer, to wit, a Vice President of Bankers Trust Company, a corporation, one of the mortgagees and trustees named in the foregoing indenture or mortgage, and makes this affidavit on behalf of said Bankers Trust Company; that said indenture or mortgage is made in good faith without any design to hinder, delay or defraud creditors, to secure the indebtedness mentioned or provided for therein.

                                           /s/ Carol Ng
                                           _______________________________


Subscribed and sworn to before me
this 21st day of September, 2001.

/s/ Tracy A. Salzmann
_______________________________
Tracy A. Salzmann
Notary Public, State of New York
Registration No. 01SA6040727
Qualified in New York County
Commission Expires April 24, 2002

STATE OF NEW YORK   )
                    ) ss.:
COUNTY OF NEW YORK  )

     STANLEY BURG, being first duly sworn, upon oath, deposes and says: that he is one of the mortgagees and trustees named in the foregoing indenture or mortgage; that said indenture or mortgage is made in good faith without any design to hinder, delay or defraud creditors, to secure the indebtedness mentioned or provided for therein.

                                        /s/ Stanley Burg
                                        _______________________________
                                        Stanley Burg


Subscribed and sworn to before me
this 24th day of September, 2001.


/s/ Theresa E. O'Hara
_______________________________
Notary Public, State of New York
No. 31-4930942
Qualified in New York County
Certificate filed in New York County
Commission Expires May 31, 2002